UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 4, 2002


                               CARBO CERAMICS INC.
             (Exact name of registrant as specified in its charter)


           Delaware                     001-15903                72-1100013
(State or other jurisdiction     (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)


        6565 MacArthur Boulevard, Suite 1050, Irving, TX             75039
           (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (972) 401-0090

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ITEM 5.  OTHER EVENTS

         On Febraury 4, 2002 Carbo Ceramics Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing fourth quarter and full year 2001 earnings.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         Press release dated February 4, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CARBO CERAMICS INC.

                                          /s/ C. Mark Pearson
                                          -------------------------------------
                                          C. Mark Pearson
                                          President and Chief Executive Officer

                                          /s/ Paul G. Vitek
                                          -------------------------------------
                                          Paul G. Vitek
                                          Sr. Vice President, Finance and
                                          Chief Financial Officer


Date:  February 4, 2002

                                  EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION
--------------                      -----------

99.1            Copy of Carbo Ceramics Inc. press release dated February 4, 2002